Investments	12 Months Ended
Dec. 31, 2017
Investments, All Other Investments [Abstract]
Investments
8) INVESTMENTS
The Company accounts for investments over which it has significant influence or ownership of more than 20% but less than or equal to 50%, without a controlling interest, under the equity method. Such investments include the Company’s 50% interests in the broadcast network, The CW, and the entertainment cable network, Pop. In addition, the Company has interests in several international television joint ventures including a 49% interest in a joint venture with a subsidiary of AMC Networks Inc., which owns and operates channels in the United Kingdom and Ireland, including CBS branded channels; and a 30% interest in a joint venture with another subsidiary of AMC Networks Inc., which owns and operates cable and satellite channels in Europe, the Middle East and Africa.

At December 31, 2017 and 2016, respectively, the Company had $283 million and $227 million of equity investments that are included in “Other assets” on the Consolidated Balance Sheets.

Investments of 20% or less, over which the Company has no significant influence, that do not have a readily determinable fair value are accounted for under the cost method. At December 31, 2017 and 2016, respectively, the Company had $24 million and $34 million of cost investments that are included in “Other assets” on the Consolidated Balance Sheets.
The Company invested $110 million, $81 million and $98 million into its equity and cost investments during the years ended December 31, 2017, 2016 and 2015, respectively.

For 2017, other items, net on the statement of operations included $13 million for the write-down of cost investments to their fair value. For 2016, equity in loss of investee companies, net of tax on the statement of operations included $10 million for the write-down of an international television joint venture to its fair value.